Confidential | for discussion purposes only GOLUB CAPITAL DIRECT LENDING CORPORATION EARNINGS PRESENTATION QUARTER ENDED MARCH 31, 2025

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; completion of a public offering of our securities or other liquidity event; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending March 31, 2025. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. – GDLC generated an annualized net income return on equity1 of 9.3% during the quarter ended March 31, 2025. – GDLC has achieved an inception-to-date IRR2 on NAV of 11.5% through March 31, 2025. – For the quarter ended March 31, 2025, we made new investment commitments of $43.3 million and the fair value of investments as of March 31, 2025 was $773.8 million. Overall, total investments in portfolio companies at fair value increased by $10.1 million or 1.3%. – The annualized investment income yield3 for the three months ended March 31, 2025 was 10.9%, a decrease from 11.0% for the three months ended December 31, 2024. – Strong credit performance; over 97% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of March 31, 2025. As of March 31, 2025, there were three portfolio company investments on non- accrual.

4 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Net income (loss) $13,710 $12,350 $10,488 $11,547 $11,344 Net investment income 9,169 10,078 11,191 10,884 11,535 Net realized/unrealized gain (loss) 4,542 2,272 (703) 663 (191) Distributions declared 13,710 12,350 10,488 11,547 11,344 Quarter Ended Per Share1 and Return on Equity2 Statistics March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Earnings (loss) per weighted average share $0.62 $0.50 $0.37 $0.37 $0.34 Net investment income per weighted average share 0.42 0.41 0.40 0.35 0.35 Accrual (reversal) for capital gain incentive fee per weighted average share 0.02 0.01 (0.01) 0.00* (0.00)* Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share3 0.44 0.42 0.39 0.35 0.35 Net realized/unrealized gain (loss) per weighted average share 0.20 0.09 (0.03) 0.02 (0.01) Annualized return on equity – net income4 16.8% 13.5% 9.9% 9.9% 9.3% Quarterly return on equity – net income (loss)5 4.2% 3.4% 2.5% 2.5% 2.3% Net asset value $15.00 $15.00 $15.00 $15.00 $15.00 * Represents an amount less than $0.01 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended March 31, 2025, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 5. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented.

5 Portfolio Highlights - New Originations Quarter Ended March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $90.8 $101.3 $73.8 $88.7 $43.3 Exits and Sales of Investments 3.1 10.4 15.8 12.2 40.4 Net Funds Growth1 73.2 90.3 63.7 73.8 10.1 Asset Mix of New Investments Senior Secured 1% 0%* 1% 3% 2% One Stop 99% 98% 97% 92% 95% Junior Debt2 0%* 2% 0%* 4% 0% Equity and Other Investments 0%* 0%* 2% 1% 3% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 10.8% 10.7% 9.9% 9.5% 9.9% Weighted average spread over the applicable base rate of new floating rate investments4 5.7% 5.5% 5.2% 5.1% 5.6% Weighted average interest rate on investments that paid-off 11.3% 11.0% 11.3% 10.7% 10.5% Weighted average fees on new investments 1.1% 0.9% 0.9% 1.0% 0.9% * Represents an amount less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. – Total investments at fair value increased by approximately 1.3%, or $10.1 million, during the three months ended March 31, 2025. – Total investments in portfolio companies at fair value was $773.8 million at March 31, 2025.

6 $15.00 $0.35 ($0.35) $(0.05) $0.04 $0.01 $15.00 December 31, 2024 NAV Net Investment Income Dividends Recorded in March 31, 2025 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Other² March 31, 2025 NAV GDLC Generated Strong NII Resulting in 9.3% Annualized Return to Shareholders1 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of the dividend record date. Net Realized & Unrealized Loss: $(0.01) NAV Per Share Bridge

7 2% 1% 92% 5% Portfolio Highlights - Portfolio Diversity as of March 31, 2025 Investment Portfolio $774MM | 239 Portfolio Companies | Average Size 0.4% Portfolio Composition by Seniority 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. 97% First Lien Diversification by Portfolio Company Top 10 Portfolio Companies 16% Top 25 Portfolio Companies 34% Remaining 214 Portfolio Companies 66% Avg Size 0.4% Floating, 99% Fixed, 1% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 Software 30% Specialty Retail 9% Insurance 9% Diversified Consumer Services 7% Automobiles 6% Commercial Services & Supplies 4% Healthcare Providers & Services 4% Healthcare Technology 3% 31 industries below 3% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity

8 12.5% 12.3% 12.1% 11.0% 10.9%12.1% 11.9% 11.7% 10.6% 10.2% 4.4% 4.0% 3.3% 3.4% 3.7% 8.1% 8.3% 8.8% 7.6% 7.2% 5.3% 5.3% 4.6% 4.3% 4.3% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month Secured Overnight Financing Rate ("SOFR") March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Portfolio Highlights - Economic Analysis 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, and accrued PIK/non- cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations.

– Over 97% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of March 31, 2025, and three portfolio company investments were on non-accrual. Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2021 2022 2023 2024 December 31, 2024 March 31, 2025 5 0.0% 0.6% 0.2% 0.2% 3.4% 3.7% 4 100.0% 97.9% 94.5% 96.1% 93.8% 93.4% 3 0.0% 1.5% 5.3% 3.4% 2.5% 2.7% 2 0.0% 0.0% 0.0% 0.3% 0.3% 0.2% 1 0.0% 0.0% 0.0% 0.0% 0.0%* 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination Internal Performance Ratings Definition 9 Portfolio Highlights - Portfolio Ratings * Represents an amount less than 0.1%.

10 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $535,940 $626,263 $689,946 $763,730 $773,794 Cash, cash equivalents and foreign currencies 12,921 11,833 11,570 8,521 12,100 Restricted cash, cash equivalents and foreign currencies — 11,488 8,550 11,980 15,870 Other assets 8,709 9,266 9,442 7,188 6,914 Total Assets $557,570 $658,850 $719,508 $791,419 $808,678 Liabilities and Net Assets Debt $178,520 $239,969 $244,053 $285,234 $272,345 Unamortized debt issuance costs (743) (1,190) (1,933) (2,316) (2,135) Interest payable 3,410 4,255 4,926 4,085 4,572 Distributions payable 10,762 9,067 7,018 8,062 7,872 Management and incentive fees payable 2,256 2,650 3,298 3,494 3,612 Other liabilities 692 750 683 921 985 Total Liabilities 194,897 255,501 258,045 299,480 287,251 Total Net Assets 362,673 403,349 461,463 491,939 521,427 Total Liabilities and Net Assets $557,570 $658,850 $719,508 $791,419 $808,678 Net Asset Value per Share $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 GAAP Leverage 0.50x 0.61x 0.54x 0.59x 0.53x GAAP debt-to-equity net1 0.46 x 0.57 x 0.50 x 0.56 x 0.50 x Asset coverage 299.4% 265.2% 285.3% 270.0% 288.3 % Common shares outstanding 24,178,194 26,889,900 30,764,174 32,795,950 34,761,802 1. GAAP debt-to-equity, net is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets.

11 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $15,136 $16,949 $19,449 $19,347 $20,016 Dividend income 290 301 319 376 368 Fee income 39 80 113 54 162 Total investment income $15,465 $17,330 $19,881 $19,777 $20,546 Expenses Interest and other debt financing expenses $3,624 $4,482 $5,518 $5,218 $5,269 Base management fee, net of waiver 838 968 1,683 1,840 1,917 Incentive fee, net of waiver 1,058 1,140 1,226 1,215 1,279 Incentive fee – capital gains 359 183 (153) 51 (24) Other operating expenses 401 479 416 569 570 Total Expenses $6,280 $7,252 $8,690 $8,893 $9,011 Excise tax 16 — — — — Net Investment Income after tax $9,169 $10,078 $11,191 $10,884 $11,535 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $24 $640 $67 ($726) ($1,700) Net unrealized appreciation (depreciation) on investments and foreign currency transactions 4,517 1,632 (770) 1,821 1,509 Net gain (loss) on investments and foreign currency transactions 4,541 2,272 (703) 1,095 (191) Net realized gain (loss) on extinguishment of debt — — — (432) — Net increase/(decrease) in net assets resulting from operations $13,710 $12,350 $10,488 $11,547 $11,344 Per Share Data1 Earnings/(loss) per weighted average share $0.62 $0.50 $0.37 $0.37 $0.34 Net investment income per weighted average share $0.42 $0.41 $0.40 $0.35 $0.35 Distributions declared per share2 $0.63 $0.51 $0.37 $0.38 $0.35 Weighted average common shares outstanding 21,984,637 24,626,242 28,260,988 31,095,433 32,949,965 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

12 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 11.5% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning July 1, 2021 and ending March 31, 2025. The first investment in GDLC took place on July 1, 2021. These returns do not represent an actual return to any investor in the Company. (0.1)% 3.1% 3.2% 0.2% 1.5% 1.8% 3.3% 3.4% 3.0% 3.1% 4.2% 3.4% 2.5% 2.5% 2.3% Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Avg. 2.5% Investors in GDLC have achieved a 11.5% IRR on NAV1

13 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $12.1 million as of March 31, 2025. – Restricted cash and cash equivalents and restricted foreign currencies totaled $15.9 million as of March 31, 2025. Restricted cash is held pursuant to our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment under the terms of the relevant leverage facility. Capital Subscriptions – As of March 31, 2025, we had total investor capital subscriptions of $542.6 million and contributed capital of $517.8 million (95.4% called capital ratio). – During the quarter ended March 31, 2025, we issued one capital call for proceeds totaling $29.5 million. Debt Facilities - Availability – Deutsche Bank Credit Facility - As of March 31, 2025, subject to leverage and borrowing base restrictions, we had $177.7 million of remaining commitments and $78.8 million of availability on this $450.0 million revolving credit facility. – GC Advisors Revolver - As of March 31, 2025, we had $70.0 million of remaining commitments and availability on our $70.0 million unsecured line of credit with GC Advisors. Key Funding Vehicles1 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Deutsche Bank Credit Facility $ 450,000 $ 272,345 $ 177,655 May 14, 2027 May 14, 2030 SOFR + 2.10% GC Advisors Revolver 70,000 — 70,000 N/A October 21, 2027 Applicable Federal Rate 1.Information presented is as of March 31, 2025.

14 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount November 17, 2023 January 19, 2024 January 2024 21,511,820.218 March 20, 2024 $0.1371 $2,948 February 2, 2024 February 26, 2024 February 2024 21,511,820.218 May 22, 2024 0.2181 4,692 February 2, 2024 March 15, 2024 March 2024 22,414,106.885 May 22, 2024 0.2708 6,070 Total for Quarter Ended March 31, 2024 $0.6260 $13,710 February 2, 2024 April 19, 2024 April 2024 24,178,193.551 June 17, 2024 $0.1358 $3,283 May 3, 2024 May 27, 2024 May 2024 24,178,193.551 August 21, 2024 0.2292 5,543 May 3, 2024 June 21, 2024 June 2024 25,049,813.551 August 21, 2024 0.1407 3,524 Total for Quarter Ended June 30, 2024 $0.5057 $12,350 May 3, 2024 July 19, 2024 July 2024 26,889,900.217 September 18, 2024 $0.1291 $3,470 August 2, 2024 August 27, 2024 August 2024 28,831,653.550 November 19, 2024 0.1225 3,533 August 2, 2024 September 17, 2024 September 2024 28,831,653.550 November 19, 2024 0.1209 3,485 Total for Quarter Ended September 30, 2024 $0.3725 $10,488 August 2, 2024 October 15, 2024 October 2024 30,764,173.550 December 18, 2024 $0.1133 $3,485 November 14, 2024 November 15, 2024 November 2024 30,764,173.550 January 8, 2025 0.1165 3,584 November 14, 2024 December 13, 2024 December 2024 30,764,173.550 February 18, 2025 0.1456 4,478 Total for Quarter Ended December 31, 2024 $0.3754 $11,547 November 14, 2024 January 17, 2025 January 2025 32,796,747.867 March 18, 2025 $0.1059 $3,472 February 3, 2025 February 26, 2025 February 2025 32,797,737.539 May 21, 2025 0.1197 3,925 February 3, 2025 March 17, 2025 March 2025 32,797,737.539 May 21, 2025 0.1203 3,947 Total for Quarter Ended March 31, 2025 $0.3459 $11,344

15 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000’s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 3, 2025 April 18, 2025 April 20251 34,761,801.645 June 17, 2025 TBD TBD May 2, 2025 May 26, 2025 May 20252 TBD August 20, 2025 TBD TBD May 2, 2025 June 20, 2025 June 20253 TBD August 20, 2025 TBD TBD May 2, 2025 July 18, 2025 July 20254 TBD September 17, 2025 TBD TBD 1. On February 3, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of April 30, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period April 1, 2025 through April 30, 2025 and the payment of this distribution is $15.00 per share. 2. On May 2, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of May 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period May 1, 2025 through May 31, 2025 and the payment of this distribution is $15.00 per share. 3. On May 2, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of June 30, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period June 1, 2025 through June 30, 2025 and the payment of this distribution is $15.00 per share. 4. On May 2, 2025, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of July 31, 2025 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period July 1, 2025 through July 31, 2025 and the payment of this distribution is $15.00 per share.